                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY



                              PURCHASE AGREEMENT

                                    between

                              THE FINANCE COMPANY
                                   as Seller

                                      and

                          TFC WAREHOUSE CORPORATION I
                                 as Purchaser



                           Dated as of June 28, 2001

                               Table of Contents
                                                                            Page
                                                                            ----
                                   ARTICLE I

                                  DEFINITIONS

     Section 1.1    General................................................   1
     Section 1.2    Specific Terms.........................................   1
     Section 1.3    Certain References.....................................   1

                                  ARTICLE II

             CONVEYANCE OF THE CONTRACTS AND THE OTHER COLLATERAL

    Section 2.1     Conveyance of the Contracts and the other Collateral...   2

                                  ARTICLE III

                              CONDITIONS OF SALE

    Section 3.1     Conditions Precedent to the Initial Conveyance.........   3
    Section 3.2     Conditions Precedent to All Sales......................   5

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

    Section 4.1     Representations and Warranties of the Seller...........   5
    Section 4.2     Representations and Warranties of the Purchaser........  10
    Section 4.3     Indemnification........................................  11

                                   ARTICLE V

                            COVENANTS OF THE SELLER

    Section 5.1     Protection of Title of the Purchaser...................  12
    Section 5.2     Other Liens or Interests...............................  15
    Section 5.3     Costs and Expenses.....................................  15
    Section 5.4     Financial Covenant.....................................  15

                                  ARTICLE VI

                                  REPURCHASES

    Section 6.1     Repurchase of sold Contracts Upon Breach of Warranty...  15
    Section 6.2     Reassignment of Purchased Contracts....................  15
    Section 6.3     Waivers................................................  16

                                  ARTICLE VII

                                 MISCELLANEOUS

    Section 7.1     Liability of the Seller................................  16
    Section 7.2     Merger or Consolidation of the Seller or the Purchaser.  16

                                       i
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     Section 7.3     Limitation on Liability of the Seller and Others.......  17
     Section 7.4     Amendment..............................................  17
     Section 7.5     Notices................................................  17
     Section 7.6     Merger and Integration.................................  17
     Section 7.7     Severability of Provisions.............................  18
     Section 7.8     Intention of the Parties...............................  18
     Section 7.9     Governing Law..........................................  18
     Section 7.10    Counterparts...........................................  18
     Section 7.11    Nonpetition Covenant...................................  18
     Section 7.12    Binding Effect; Assignability..........................  18
     Section 7.13    No Proceedings.........................................  19
     Section 7.14    Conflicting Directives of Lender and Insurer...........  19
     Section 7.15    Third Party Beneficiaries..............................  19

                              PURCHASE AGREEMENT
                              ------------------

     THIS PURCHASE AGREEMENT, dated as of June 28, 2001 (this "Agreement"), between The Finance Company, a Virginia corporation, as seller (the "Seller"), and TFC Warehouse Corporation I, a Delaware corporation, as purchaser (the "Purchaser").

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the Purchaser has agreed to purchase from the Seller from time to time, and the Seller has agreed to sell to the Purchaser from time to time, certain Contracts and other Collateral (in each case, as hereinafter defined) related thereto on the terms set forth herein.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements hereinafter contained, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Purchaser and the Seller, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

     Section 1.1   General.  The specific terms defined in this Article include
                   -------
the plural as well as the singular. Words herein importing a gender include the other gender. References herein to "writing" include printing, typing, lithography, and other means of reproducing words in visible form. References to agreements and other contractual instruments include all subsequent amendments thereto or changes therein entered into in accordance with their respective terms and not prohibited by this Agreement or the Loan Agreement (as hereinafter defined). References herein to Persons include their successors and assigns permitted hereunder or under the Loan Agreement. The terms "include" or "including" mean "include without limitation" or "including without limitation". The words "herein", "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision, and Article, Section, Schedule and Exhibit references, unless otherwise specified, refer to Articles and Sections of and Schedules and Exhibits to this Agreement.

     Section 1.2   Specific Terms. Whenever used in this Agreement, capitalized
                   --------------
terms used and not otherwise defined herein shall have the meanings set forth in Appendix A to the Warehouse and Security Agreement, dated as of June 28, 2001, among TFC Warehouse Corporation I, The Finance Company, Westside Funding Corporation and Wells Fargo Bank Minnesota, National Association.

     Section 1.3   Certain References.   All references to the Principal
                   ------------------
Balance of a Contract as of a Purchase Date shall refer to the close of business on such day.

                                  ARTICLE II

                          CONVEYANCE OF THE CONTRACTS
                           AND THE OTHER COLLATERAL
                           ------------------------

     Section 2.1   Conveyance of the Contracts and the other Collateral.

     (a) Subject to the terms and conditions of this Agreement, on and after the date of this Agreement, the Seller hereby agrees to (i) sell, transfer, assign, and otherwise convey, from time to time, to the Purchaser, without recourse (except to the extent specifically provided herein), and the Purchaser hereby agrees to purchase, all right, title and interest of the Seller in and to certain Contracts and the other Collateral with respect thereto originated by Approved Dealers of the Seller and (ii) transfer, or cause the deposit, into the Collection Account of all amounts received by the Seller on account of such Contracts on and after Cut-Off Date related to such Contracts, in each case, not later than on the Business Day following the receipt thereof. It is the intention of the Seller and the Purchaser that the sales, transfers, assignments, conveyances and contributions contemplated by this Agreement shall constitute sales of such Contracts and other Collateral with respect thereto from the Seller to the Purchaser, conveying good title thereto free and clear of any Liens, and such Contracts and other Collateral with respect thereto shall not be part of the Seller's estate in the event of the filing of a bankruptcy petition by or against the Seller under any bankruptcy or similar law.

     (b) The Seller shall on any Business Day (each a "Purchase Date") deliver to the Purchaser a notice in the form of a computer print-out, tape or other form acceptable to the Purchaser (each such notice, a "Request Notice") identifying all outstanding Eligible Contracts and other Collateral with respect thereto originated or purchased subsequent to the immediately preceding Purchase Date and owned by the Seller on the current Purchase Date, which are to be purchased by and sold to the Purchaser on such Purchase Date. Without limitation of the foregoing, each Request Notice shall, inter alia, (a) enable the
                                             ----- ----
Purchaser to identify all Contracts to be sold on the immediately succeeding Purchase Date by the Seller to the Purchaser and (b) set forth the Purchase Price for the sold Contracts referred to therein. Each delivery of a Request Notice shall be accompanied by an updated Schedule of Contracts, which schedule shall be attached hereto as Schedule A and made a part hereof. Each schedule so
                            ----------
delivered shall supersede any prior schedules so delivered.

     (c) The price paid for sold Contracts and other Collateral related thereto shall be the Purchase Price. Such Purchase Price shall be paid by means of an immediate cash payment to the Seller by wire transfer on the applicable Purchase Date to an account designated by the Seller on or before such Purchase Date or by means of proper accounting entries being entered upon the accounts and records of the Seller and the Purchaser on the applicable Purchase Date. On each Purchase Date, the sold Contracts and the other Collateral related thereto shall be assigned to the Purchaser, and on such Purchase Date the Purchaser shall pay the Purchase Price for such Contracts and the other Collateral related thereto. To the extent that the Purchase Price for sold Contracts is less than the aggregate Outstanding Principal Balance of such Contracts, the shortfall shall be deemed to have been contributed by the Seller to the capital of the Purchaser on the applicable Purchase Date.

     (d) On and after each Purchase Date hereunder, the Purchaser shall own the sold Contracts and the other Collateral related thereto which have been identified as being sold to the Purchaser under this Section 2.1 and the Seller
                                                     -----------
shall not take any action inconsistent with such ownership and shall not claim any ownership interest in such sold Contracts and other Collateral.

     (e) Until the occurrence of a Servicer Termination Event and the replacement of the Seller as Servicer pursuant to the terms of the Servicing Agreement, the Seller, as Servicer, shall conduct the servicing, administration and collection of the Contracts transferred hereunder and shall take, or cause to be taken, all such actions as may be necessary or advisable to service, administer and collect such sold Contracts, from time to time, all in accordance with the terms of the Loan Agreement and the Servicing Agreement. In accordance with the Custodial Agreement, certain documents relating to Contracts sold hereunder shall be delivered to and held in trust by the Collateral Agent for the benefit of the Purchaser and its assignees, and the Purchaser hereby instructs the Seller to so deliver such documents to the Collateral Agent. Such delivery to the Collateral Agent of such documents and the possession thereof by the Collateral Agent is at the will of the Purchaser and its assignees and in a custodial capacity for their benefit only.

     (f) With respect to any Contract, the Seller shall deliver to the Collateral Agent on behalf of the Purchaser and any assignee thereof the related Contract File in the manner set forth in Section 2 of the Custodial Agreement.
                                         ---------
                                  ARTICLE III

                              CONDITIONS OF SALE
                              ------------------

     Section 3.1   Conditions Precedent to the Initial Conveyance.  The initial
                   ----------------------------------------------
conveyance hereunder is subject to the condition precedent that the Purchaser shall have received on or before the date of the initial conveyance under this Agreement, in form and substance satisfactory to the Purchaser:

          (i) an Assignment executed by the Seller and setting forth the Contracts to be sold on the date of the initial conveyance under this Agreement;

          (ii) a copy of resolutions duly adopted by the members of the Seller approving this Agreement, the Assignments and the other documents to be delivered by it hereunder and the transactions and matters contemplated hereby and thereby, certified by the Seller's Secretary or Assistant Secretary or by such other person so authorized by the Seller's articles of incorporation or by-laws;

          (iii) the articles of incorporation, as amended, of the Seller, certified by the Secretary of State of Virginia, dated as of a recent date prior to the date hereof;

          (iv) a good standing certificate for the Seller issued by the Secretary of State of Virginia, dated not earlier than 30 days prior to the date hereof;

          (v) a copy of the Seller's articles of incorporation, as amended, certified by its Secretary or Assistant Secretary or by such other person as is authorized to do so by its articles of incorporation or by-laws;

          (vi) a certificate of the Secretary or Assistant Secretary or by such other person as is authorized to do so by the articles of incorporation or by-laws of the Seller certifying the names and true signatures of the officers authorized on its behalf to sign this Agreement, the Assignments, and the other documents to be delivered by it hereunder (on which certificate the Purchaser may conclusively rely until such time as the Purchaser shall receive from the Seller a revised certificate meeting the requirements of this subsection) and certifying that all representations and warranties made by the Seller in this Agreement are true and correct in all material respects;

          (vii) copies of proper financing statements (on Form UCC-1) naming the Seller as the assignor of the sold Contracts and the other Collateral related thereto and the Purchaser as assignee, or other similar instruments or documents, in form and substance sufficient for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser or any assignee thereof, desirable to perfect the Purchaser's ownership interest in all sold Contracts and the other Collateral related thereto;

          (viii) copies of properly executed termination statements or statements of release (on Form UCC-3) or other similar instruments or documents, if any, in form and substance satisfactory for filing under the UCC or any comparable law of any and all jurisdictions as may be necessary or, in the opinion of the Purchaser and its assigns, desirable to release all security interests and similar rights of any Person in the sold Contracts and other Collateral related thereto previously granted by the Seller;

          (ix) certified copies of requests for information or copies (on Form UCC-11) (or a similar search report certified by a party acceptable to the Purchaser and any assignee thereof), dated a date reasonably near and prior to the date of such initial conveyance, listing all effective financing statements and other similar instruments and documents which name the Seller (under its present name and any previous name) as debtor and which are filed in the jurisdictions in which filings are to be made pursuant to subsections (vii) and (viii) above, together with copies of such financing
     -----------------     ------
     statements, none of which, except those filed pursuant to subsections (vii)
                                                               -----------------
     and (viii), above, shall cover any sold Contracts or other Collateral
         ------
     related thereto;

          (x) any necessary third party consents to the closing of the transactions contemplated hereby, in the form and substance satisfactory to the Purchaser and its assignees; and

          (xi) one or more favorable opinions of Weil, Gotshal & Manges and Williams, Mullen, Clark, Dobbins P.C., counsel to the Seller, in form and substance satisfactory to the Purchaser and its assignees, with respect to such matters as the Purchaser or any assignee thereof may reasonably request.

      Section 3.2  Conditions Precedent to All Sales.  The obligation of the
                   ---------------------------------
Purchaser to pay for each sold Contract and the other Collateral related thereto on each Purchase Date (including the initial Purchase Date) shall be subject to the further conditions precedent that on such Purchase Date:

     (a)  The following statements shall be true:

          (i) the representations and warranties of the Seller contained in
     Section 4.1 shall be correct on and as of such Purchase Date, before
     -----------
     and after giving effect to the conveyance to take place on such Purchase Date and to the application of proceeds therefrom, as though made on and as of such date; and

          (ii) the Seller is in compliance in all material respects with each of its covenants and other agreements set forth herein.

     (b) The Purchaser shall have received an Assignment, dated the date of such Purchase Date, executed by the Seller, listing each Contract being sold on such Purchase Date and designating each such Contract as an Eligible Contract.

     (c) The Seller shall have delivered to the Collateral Agent on behalf of the Purchaser and any assignee thereof the related Contract File in the manner set forth in Section 2 of the Custodial Agreement.

     (d) The Seller shall have taken such other action, including delivery of approvals, consents, opinions, documents and instruments to the Purchaser, as the Purchaser or any assignee thereof may reasonably request.

     (e) The Seller shall have taken all steps necessary under all applicable law in order to assign to the Purchaser the Seller's perfected security interest in the Financed Vehicle securing such Contract and, upon the sale of such Contract from the Seller to the Purchaser, there shall exist in favor of the Purchaser, a valid, subsisting and enforceable first priority perfected security interest in the Financed Vehicle securing such Contract, and such security interest is and shall be prior to all other liens upon and security interests in such Financed Vehicle that now exist or may hereafter arise or be created (except, as to priority, for any tax liens or mechanic's liens that may arise after the applicable Purchase Date).

     (f) There shall have been no material adverse change in the condition (financial or otherwise), business, or results of operations of the Seller since the preceding Purchase Date.

                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

     Section 4.1   Representations and Warranties of the Seller.  The Seller
                   --------------------------------------------
makes the following representations and warranties, on which the Purchaser relies in purchasing the sold Contracts and the other Collateral related thereto and in granting a security interest in the Contracts and the other Collateral related thereto to the Collateral Agent, for the benefit of the

Lender, the Hedge Counterparty and the Insurer, under the Loan Agreement. Such representations are made as of the execution and delivery of this Agreement and as of each additional time specified in the Schedule of Representations, and shall survive the sale, transfer and assignment or contribution of the sold Contracts and the other Collateral related thereto hereunder and the grant of a security interest to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, under the Loan Agreement.


     (a)  Schedule of Representations. The representations and warranties made
          ---------------------------
by the Seller, as seller hereunder, with respect to any Contract and as set forth on the Schedule of Representations are true and correct as of the date of the Assignment with respect to such Contract.

     (b)  Organization and Good Standing. The Seller has been duly incorporated
          ------------------------------
and is validly existing as a corporation in good standing under the laws of the Commonwealth of Virginia, with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times and now has power, authority and legal right to acquire and own the sold Contracts and the other Collateral related thereto and to transfer the sold Contracts and the other Collateral related thereto to the Purchaser and to enter into and perform its obligations under this Agreement.

     (c)  Due Qualification.  The Seller is duly qualified to do business as a
          -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals.

     (d)  Power and Authority. The Seller has the power and authority to execute
          -------------------
and deliver this Agreement, the Loan Agreement and the other Loan Documents to which it is a party and to carry out its terms and their terms, respectively; the Seller has full power and authority to sell and assign the sold Contracts and other Collateral related thereto to be sold and assigned to the Purchaser hereunder and has duly authorized such sale and assignment to the Purchaser by all necessary corporate action and the execution, delivery and performance of this Agreement, the Loan Agreement and the Loan Documents to which it is a party have been duly authorized by the Seller by all necessary corporate action.

     (e)  Valid Sale; Binding Obligations. This Agreement, the Loan Agreement,
          -------------------------------
each Assignment and the Loan Documents to which the Seller is party have been and will be duly executed and delivered by the Seller, and this Agreement shall effect a valid sale, transfer and assignment of the sold Contracts and the other Collateral related thereto, enforceable against the Seller and creditors of and purchasers from the Seller, and this Agreement, the Loan Agreement and such Loan Documents shall constitute legal, valid and binding obligations of the Seller enforceable in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (f)  No Violation. The consummation of the transactions contemplated by
          ------------
this Agreement and the other Loan Documents to which it is a party, and the fulfillment of the terms of this Agreement and the other Loan Documents to which it is a party, shall not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, articles of incorporation or by-laws of the Seller, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Seller is a party or by which it is bound or any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument, other than this Agreement, or violate any law, order, rule or regulation applicable to the Seller of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Seller or any of its properties.

     (g)  No Proceedings. There are no proceedings or investigations pending or,
          --------------
to the Seller's knowledge, threatened against the Seller before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over the Seller or its properties (i) asserting the invalidity of this Agreement or any of the other Loan Documents to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Loan Documents to which it is a party, (iii) seeking any determination or ruling that could have a Material Adverse Effect on the performance by the Seller of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents to which it is a party or (iv) that could have a material adverse effect on the sold Contracts.

     (h)  No Consents. The Seller is not required to obtain the consent of any
          -----------
other party or any consent, license, approval or authorization, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Agreement except those which may have been obtained and except where failure to obtain the same could not have a Material Adverse Effect upon the rights of the Purchaser hereunder.

     (i)  Approvals. All approvals, authorizations, orders or other actions of
          ---------
any person, corporation or other organization, or of any court, governmental agency or body or official, required in connection with the execution and delivery by the Seller of this Agreement and the consummation of the transactions contemplated hereby (including the sale, transfer and assignment of sold Contracts to the Purchaser) have been or will be taken or obtained on or prior to the date hereof or the applicable Purchase Date except where failure to obtain the same could not have a Material Adverse Effect upon the rights of the Purchaser hereunder.

     (j)  Chief Executive Office. The chief executive office of the Seller is
          ----------------------
located at 5425 Robin Hood Rd., Suite 101-B, Norfolk, VA 23513. The Seller has not been known by any name other than The Finance Company and is not known by any trade names other than those listed on Schedule C hereto.
                                           ----------

     (k)  Solvency. The Seller is solvent and will not become insolvent after
          --------
giving effect to the transactions contemplated by this Agreement and the Loan Documents. The Seller, after giving effect to the transactions contemplated by this Agreement and the Loan Documents, will have an adequate amount of capital to conduct its business in the foreseeable future.

     (l)  Accounting Treatment. For accounting purposes, the Seller will treat
          --------------------
the sale or absolute assignment of each sold Contract pursuant to this Agreement as a sale or absolute assignment of the Seller's full right, title and ownership interest in such sold Contracts to the Purchaser; it being understood that Advances to the Purchaser under the Loan Agreement secured by the sold Contracts will be treated as debt on the consolidated financial statements of the Seller.

     (m)  Compliance With Laws. The Seller has complied and will comply in all
          --------------------
material respects with all applicable laws, rules, regulations, judgments, agreements, decrees and orders with respect to its business and properties.

     (n)  Taxes. The Seller has filed on a timely basis all tax returns
          -----
(including, without limitation, foreign, federal, state, local and otherwise) required to be filed, is not liable for taxes payable by any other Person and has paid or made adequate provisions for the payment of all taxes, assessments and other governmental charges due from the Seller. No tax lien or similar adverse claim has been filed, and no claim is being asserted, with respect to any such tax, assessment or other governmental charge. Any taxes, fees and other governmental charges payable by the Seller in connection with the execution and delivery of this Agreement and the Loan Documents and the transactions contemplated hereby or thereby have been paid or shall have been paid if and when due at or prior to the related Purchase Date.

     (o)  Request Notices. Each Request Notice is accurate in all material
          ---------------
respects.

     (p)  Assignments.  Each Assignment is accurate in all material respects.
          -----------

     (q)  No Liens, Etc. The Contracts and other Collateral related thereto to
          -------------
be sold and assigned to the Purchaser hereunder are owned by the Seller free and clear of any Lien or restrictions on transferability and the Seller has the full right, corporate power and lawful authority to assign, transfer and pledge the same and interests therein, and upon transfer hereunder the Purchaser will have acquired good and marketable title to and a valid and perfected ownership interest in the sold Contracts and other Collateral related thereto, free and clear of any adverse claim or restrictions on transferability. No effective financing statement or other instrument similar in effect covering all or any part of the sold Contracts and other Collateral related thereto is on file in any recording office, except such as may have been filed in favor of the Lender as "Secured Party" or "Assignee" or except as shall be released upon purchase of such sold Contracts and other Collateral by the Purchaser.

     (r)  Information True and Correct.  All information heretofore or hereafter
          ----------------------------
furnished by or on behalf of the Seller to the Purchaser in connection with this Agreement or any transaction contemplated hereby is and will be true and complete in all material respects and does not and will not omit to state a material fact necessary to make the statements contained therein not misleading.

     (s)  ERISA Compliance. The Seller is in compliance with ERISA and has not
          ----------------
incurred and does not expect to incur any liabilities (except for premium payments arising in the ordinary course of business) to the Pension Benefit Guaranty Corporation (or any successor thereto) under ERISA.

     (t)  No Material Adverse Effect; No Default. (i) The Seller is not a party
          --------------------------------------
to any indenture, loan or credit agreement or any lease or other agreement or instrument or subject to any charter or corporate restriction that could have, and no provision of applicable law or governmental regulation is reasonably likely to have, a material adverse effect on the condition (financial or otherwise), business, operations, results of operations or properties of the Seller, or could have such an effect on the ability of the Seller to carry out its obligations under this Agreement and the other Loan Documents to which the Seller is a party and (ii) the Seller is not in default under or with respect to any contract, agreement, lease or other instrument to which the Seller is a party and which is material to the Seller's condition (financial or otherwise), business, operations or properties, and the Seller has not delivered or received any notice of default thereunder.

     (u)  Financial Statements. The unaudited balance sheets of the Seller as at
          --------------------
April 30, 2001 and the related statements of income for the fiscal periods ended on such date, heretofore furnished to Lender and the Insurer, are complete and correct in all material respects and fairly present the financial condition of the Seller as at said date (subject to normal year-end audit adjustments), all in accordance with GAAP. On said date, the Seller had no material contingent liabilities, liabilities for taxes, unusual or anticipated losses from any unfavorable commitments, except as referred to or reflected in said balance sheet as at said date. Since April 30, 2001, there has been no Material Adverse Change.

     (v)  Investment Company Status. The Seller is not an "investment company"
          -------------------------
or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended. The consummation of the transactions contemplated by this Agreement and the other Loan Documents to which the Seller is a party will not violate any provision of such Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

     (w)  No Shared Obligations. There is not now, nor will there be at any time
          ---------------------
in the future, any agreement or understanding between the Seller and the Purchaser (other than as expressly set forth herein or in the other Loan Documents) providing for the allocation or sharing of obligations to make payments or otherwise in respect of any taxes, fees, assessments or other governmental charges.

     (x)  Representation and Warranties True and Correct.  Each of the
          ----------------------------------------------
representations and warranties of the Seller contained in this Agreement and the other Loan Documents to which it is a party is true and correct in all material respects and the Seller hereby makes each such representation and warranty to, and for the benefit of, the Purchaser as if the same were set forth in full herein.

     (y)  Intent of Seller. The Seller has not transferred any interest in any
          ----------------
Contract (or the other Collateral related thereto) to the Purchaser with any intent to hinder, delay or defraud any of the Seller's creditors.

     (z)  Consideration. The Seller has received fair consideration and
          -------------
reasonably equivalent value in exchange for the sale of the sold Contracts hereunder.

     Section 4.2   Representations and Warranties of the Purchaser.  The
                   -----------------------------------------------
Purchaser makes the following representations and warranties, on which the Seller relies in selling, assigning, transferring and conveying sold Contracts and the other Collateral related thereto to the Purchaser hereunder. Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of sold Contracts and the other Collateral related thereto hereunder and the grant of a security interest in sold Contracts by the Purchaser under the Loan Agreement.

     (a)  Organization and Good Standing. The Purchaser has been duly
          ------------------------------
incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware, with the power and authority to own its properties and to conduct its business as such properties are currently owned and such business is currently conducted, and had at all relevant times, and has, full power, authority and legal right to acquire and own the sold Contracts and the other Collateral related thereto, and to grant a security interest in the sold Contracts and the other Collateral related thereto to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Loan Agreement.

     (b)  Due Qualification. The Purchaser is duly qualified to do business as a
          -----------------
foreign corporation in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of its property or the conduct of its business requires such qualification, licenses and/or approvals.

     (c)  Power and Authority.  The Purchaser has the power, authority and legal
          -------------------
right to execute and deliver this Agreement and to carry out the terms hereof and to acquire the sold Contracts and the other Collateral related thereto hereunder; and the execution, delivery and performance of this Agreement and all of the documents required pursuant hereto have been duly authorized by the Purchaser by all necessary action.

     (d)  No Consent Required. The Purchaser is not required to obtain the
          -------------------
consent of any other Person, or any consent, license, approval or authorization or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery or performance of this Agreement and the other Loan Documents to which it is a party, except for such as have been obtained, effected or made and except where failure to obtain the same could not have a Material Adverse Effect upon the rights of the Purchaser hereunder.

     (e)  Binding Obligation. This Agreement constitutes a legal, valid and
          ------------------
binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation or other similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

     (f)  No Violation. The execution, delivery and performance by the Purchaser
          ------------
of this Agreement, the consummation of the transactions contemplated by this Agreement and the other Loan Documents to which it is a party and the fulfillment of the terms of this Agreement and the other Loan Documents to which it is a party do not and will not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under, the certificate of incorporation or by-laws of the Purchaser, or conflict with or breach any of the terms or provisions of, or constitute (with or without notice or lapse of time) a default under, any indenture, agreement, mortgage, deed of trust or other instrument to which the Purchaser is a party or by which the Purchaser is bound or to which any of its properties are subject, or result in the creation or imposition of any lien upon any of its properties pursuant to the terms of any such indenture, agreement, mortgage, deed of trust or other instrument (other than the Loan Agreement), or violate any law or, to the best of its knowledge any order, rule or regulation, applicable to the Purchaser or its properties, of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over the Purchaser or any of its properties.

     (g)  No Proceedings. There are no proceedings or investigations pending,
          --------------
or, to the knowledge of the Purchaser, threatened against the Purchaser before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Purchaser or its properties: (i) asserting the invalidity of this Agreement or any of the other Loan Documents to which it is a party, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or any of the other Loan Documents to which it is a party, (iii) seeking any determination or ruling that could have a Material Adverse Effect on the performance by the Purchaser of its obligations under, or the validity or enforceability of, this Agreement or any of the other Loan Documents to which it is a party or (iv) that may adversely affect the federal or state income tax attributes of, or seeking to impose any excise, franchise, transfer or similar tax upon, the transfer and acquisition of the sold Contracts and the other Collateral related thereto hereunder or the grant by the Purchaser of a security interest in the sold Contracts and the other Collateral related thereto to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Loan Agreement.

     (h)  Consideration. The Purchaser has given fair consideration and
          -------------
reasonably equivalent value in exchange for the sale of the sold Contracts hereunder.

     In the event of any breach of a representation and warranty made by the Purchaser hereunder, the Seller covenants and agrees that the Seller will not take any action to pursue any remedy that it may have hereunder, in law, in equity or otherwise, until a year and a day have passed since all obligations of the Purchaser under the Loan Agreement and any other Loan Document have been paid in full. The Seller and the Purchaser agree that damages will not be an adequate remedy for a breach of this covenant and that this covenant may be specifically enforced by the Purchaser.

     Section 4.3   Indemnification.
                   ---------------

     (a) The Seller shall defend, indemnify and hold harmless the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer from and against any and all costs, expenses, losses, damages, claims, and liabilities, arising out of or resulting from any breach of any of the Seller's representations and warranties and covenants contained herein.

     (b) The Seller will defend and indemnify the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer against any and all costs, expenses, losses, damages, claims and liabilities arising out of or resulting from any action taken by it in respect of any portion of the sold Contracts or the other Collateral related to a sold Contract other than in accordance with this Agreement or the Loan Agreement.

     (c) The Seller agrees to pay, and shall defend, indemnify and hold harmless the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer from and against, any taxes that may at any time be asserted against the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty or the Insurer with respect to the transactions contemplated in this Agreement, including, without limitation, any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes and costs and expenses in defending against the same, arising by reason of the acts to be performed by the Seller under this Agreement and imposed against such Persons.

     (d) The Seller shall defend, indemnify, and hold harmless the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer from and against any and all costs, expenses, losses, claims, damages, and liabilities to the extent that such cost, expense, loss, claim, damage, or liability arose out of, or was imposed upon the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer through the negligence, willful misfeasance, or bad faith of the Seller in the performance of its duties under this Agreement or by reason of reckless disregard of the Seller's obligations and duties under this Agreement.

     (e) The Seller shall indemnify, defend and hold harmless the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty and the Insurer from and against any loss, liability or expense imposed upon, or incurred by, the Purchaser, the Collateral Agent, the Backup Servicer, the Lender, the Hedge Counterparty or the Insurer as result of the failure of any sold Contract, or the sale or financing of the related Financed Vehicle, to comply with all requirements of applicable law.

     Indemnification under this Section 4.3 shall include reasonable fees and
                                -----------
expenses of counsel and expenses of litigation. The indemnity obligations hereunder shall be in addition to any obligation that the Seller may otherwise have under applicable law or any other Loan Document and shall survive the termination of this Agreement and the other Loan Documents.

                                   ARTICLE V

                            COVENANTS OF THE SELLER
                            -----------------------

     Section 5.1   Protection of Title of the Purchaser.
                   ------------------------------------

     (a) On or prior to the date hereof, the Seller shall have filed or caused to be filed UCC-1 financing statements, executed by the Seller as seller or debtor, naming the

Purchaser as purchaser or secured party, naming the Collateral Agent, as assignee and describing the sold Contracts and the other Collateral being sold by it to the Purchaser as collateral, with the office of the Secretary of State of each of the Commonwealth of Virginia and the State of Delaware and in such other locations as the Purchaser or the Lender shall have required. From time to time thereafter, the Seller shall execute and file such financing statements and cause to be executed and filed such continuation statements, all in such manner and in such places as may be required by law (or deemed desirable by the Purchaser or any assignee thereof) to fully perfect, preserve, maintain and protect the interest of the Purchaser under this Agreement, and the security interest of the Collateral Agent, for the benefit of the Lender the Hedge Counterparty and the Insurer, under the Loan Agreement, in the sold Contracts and the other Collateral related thereto, as the case may be, and in the proceeds thereof. The Seller shall deliver (or cause to be delivered) to the Purchaser, the Collateral Agent, the Backup Servicer and the Lender file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing. In the event that the Seller fails to perform its obligations under this subsection, the Purchaser or the Collateral Agent may perform such obligations, at the expense of the Seller, and the Seller hereby grants to the Purchaser and the Collateral Agent an irrevocable power of attorney and license to take any and all steps in order to perform such obligations in the Seller's or in its own name, as applicable, and on behalf of the Seller, as are necessary or desirable, in the determination of the Purchaser or the Collateral Agent or any assignee thereof.

     (b) On or prior to each Purchase Date hereunder, the Seller shall have taken all steps required under applicable law in order to obtain and assign outright to the Purchaser a first priority perfected security interest in each Financed Vehicle securing the Contracts being transferred to the Purchaser on such Purchase Date. On or prior to each Purchase Date hereunder, the Seller shall have taken all steps required under applicable law in order for the Purchaser to grant to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, a first priority perfected security interest in the Purchaser's first priority perfected security interest in each of the Financed Vehicles securing the Contracts being transferred to the Purchaser on such Purchase Date and from time to time thereafter, the Seller shall take all such actions as may be required by law (or deemed desirable by the Lender) to fully preserve, maintain and protect the Purchaser's first priority perfected security interest in each of the Financed Vehicles and the Collateral Agent's first priority perfected security interest in the Purchaser's first priority perfected security interest in such Financed Vehicle. Upon the occurrence of an Event of Default under the Loan Agreement, the Lender and (provided that no Insurer Default shall have occurred and be continuing) the Insurer may instruct the Seller to take all additional steps, if any, as are necessary or desirable, in the determination of the Lender or the Insurer to create and/or maintain perfection of the security interest in the Financed Vehicle related to each sold Contract on behalf of the Purchaser and to create and/or maintain perfection of the security interest in the security interest of the Purchaser in the Financed Vehicle related to each sold Contract on behalf of the Collateral Agent, including having a notation of the Purchaser's and/or the Collateral Agent's security interest recorded on such Financed Vehicle's certificate of title and, if the Seller fails to take all such steps, the Lender or the Insurer may take such steps at the sole expense of the Seller, and the Seller hereby grants to the Collateral Agent an irrevocable power of attorney and license to take any and all such steps in the Seller's or its own name, as applicable, and on behalf of the Seller, as are necessary or desirable, in the determination of the Lender and, as applicable, the Insurer to create and/or maintain perfection of such security interests of the Purchaser and the Collateral Agent (including, if required under applicable law, with respect to any such Financed Vehicles, having a notation of the Purchaser's and/or the Collateral Agent's lien recorded on such Financed Vehicle's certificate of title).

     (c) The Seller shall not change its name, identity, corporate structure or jurisdiction of incorporation in any manner that would or could make any financing statement or continuation statement filed by the Seller (or by the Purchaser on behalf of the Seller) in accordance with paragraph (a) above
                                                      -------------
seriously misleading within the meaning of the UCC, unless the Seller shall have given the Purchaser, the Collateral Agent, the Backup Servicer, the Lender and the Insurer at least 60 days prior written notice thereof, and shall promptly file appropriate amendments to all previously filed financing statements and continuation statements.

     (d) The Seller shall give the Purchaser, the Collateral Agent, the Backup Servicer, the Lender and the Insurer at least 60 days prior written notice of
(i) any relocation of its chief executive office or (ii) any change in the jurisdiction of its incorporation if, as a result of such relocation or change in jurisdiction of organization, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement. The Seller shall at all times maintain each office from which it services Contracts and its chief executive office within the United States of America.

     (e) The Seller shall maintain its computer systems so that, from and after the time of sale or contribution under this Agreement of sold Contracts to the Purchaser and the grant of a security interest in such sold Contracts by the Purchaser to the Collateral Agent, the Seller's master computer records (including archives) that shall refer to a sold Contract indicate clearly that such sold Contract has been pledged under the Loan Agreement. Indication of the Collateral Agent's security interest in a sold Contract shall be deleted from or modified on the Seller's computer systems when, and only when, such sold Contract shall be (i) transferred from the ownership of the Purchaser in connection with any Securitization or otherwise, (ii) paid off by the related Obligor, (iii) liquidated by the Servicer, or (iv) purchased by the Seller in accordance with Section 6.1 or 6.2 hereof.
                -----------    ---

     (f) If at any time the Seller shall propose to sell, grant a security interest in, or otherwise transfer any interest in motor vehicle contracts to any prospective purchaser, lender or other transferee, the Seller shall give to such prospective purchaser, lender, or other transferee computer tapes, records, or print-outs (including any restored from archives) that, if they shall refer in any manner whatsoever to any sold Contract sold or contributed hereunder shall indicate clearly that such sold Contract has been so sold or contributed to the Purchaser and is subject to a security interest in favor of the Collateral Agent.

     (g) With respect to each sold Contract, if a Lien Certificate for the related Financed Vehicle showing the Seller named as a secured party is not in the possession of the Seller on the Purchase Date related to such sold Contract, proper application for such Lien Certificate shall have been made with the appropriate Registrar of Titles by the applicable Dealer on or before such Purchase Date and the Seller shall take all steps necessary in order to obtain such Lien Certificate as promptly as possible and shall, upon receipt of such Lien Certificate, promptly deliver such Lien Certificate to the Collateral Agent.

     Section 5.2   Other Liens or Interests.  Except for the conveyances
                   ------------------------
hereunder, the Seller will not sell, pledge, assign or transfer to any other Person, or grant, create, incur, assume or suffer to exist any lien on the sold Contracts, the other Collateral or any interest therein, and the Seller shall defend the right, title, and interest of the Purchaser and the Collateral Agent in and to the sold Contracts and the other Collateral related thereto against all claims of third parties claiming through or under the Seller.

     Section 5.3   Costs and Expenses.  The Seller shall pay all reasonable
                   ------------------
costs and disbursements in connection with the performance of its obligations hereunder and the Loan Documents to which it is a party.

     Section 5.4   Financial Covenant.  Seller shall not permit its Tangible
                   ------------------
Net Worth, at any time, calculated as of the close of Seller's then most recently concluded fiscal quarter and commencing with the quarter commencing on April 1, 2001, to be less than the sum of (i) $38,000,000 plus (ii) 50% of the net earnings (after taxes) of Seller for the period commencing on April 1, 2001 and ending at the end of Seller's then most recently concluded fiscal quarter (treated for this purpose as a single accounting period). For purposes of this clause, if net earnings of Seller for any period shall be less than zero, the amount calculated pursuant to clause (ii) in the immediate preceding sentence for such period shall be zero.

                                  ARTICLE VI

                                  REPURCHASES
                                  -----------

     Section 6.1   Repurchase of sold Contracts Upon Breach of Warranty.  Upon
                   ----------------------------------------------------
the occurrence of a Seller Repurchase Event, the Seller shall, unless such Seller Repurchase Event shall have been cured in all material respects, repurchase the sold Contract or the sold Contracts related to the occurrence of such Seller Repurchase Event from the Purchaser within two (2) Business Days of the discovery by or notice (from any Person) to the Seller of such Seller Repurchase Event for the Release Price of such Contract. On the date of such purchase, in satisfaction of the payment to the Borrower of such Release Price, the Seller shall, on behalf of the Borrower, deliver such Release Price to the Collateral Agent for deposit into the Collection Account in accordance with
Section 2.07(b) of the Loan Agreement and Section 4.02(a) of the Servicing
---------------                           ---------------
Agreement. Notwithstanding any other provision of this Agreement or the Loan Agreement to the contrary, the obligation of the Seller under this Section shall not terminate upon a termination of the Seller as Servicer under the Loan Agreement and shall be performed in accordance with the terms hereof notwithstanding the failure of the Servicer or the Purchaser to perform any of their respective obligations with respect to such sold Contract under the Loan Agreement. The Seller hereby acknowledges the pledge of the Purchaser's rights under this Agreement to Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Loan Agreement and that each of the Collateral Agent, the Lender and (provided that no Insurer Default shall have occurred and be continuing) the Insurer shall have the right to enforce directly against the Seller the Seller's repurchase obligations under this
Section 6.1 and the Seller's indemnity obligations under Section 4.3.
-----------                                              -----------

     Section 6.2   Reassignment of Purchased Contracts.  Upon deposit in the
                   -----------------------------------
Collection Account of the price paid to the Purchaser for any sold Contract repurchased by the

Seller under Section 6.1, the Purchaser shall (and shall request the Lender to)
             -----------
take such steps as may be reasonably requested by the Seller, at the expense of the Seller, in order to assign to the Seller all of the Purchaser's and the Collateral Agent's right, title and interest in and to such sold Contract and all security and documents and all other Collateral conveyed to the Purchaser and the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, directly relating thereto, without recourse, representation or warranty. Such assignment shall be a sale and assignment outright, and not for security. If, following the reassignment of a sold Contract, in any enforcement suit or legal proceeding, it is held that the Seller may not enforce any such sold Contract on the ground that it shall not be a party in interest or a holder entitled to enforce the sold Contract, the Purchaser shall, at the expense of the Seller, take such steps as the Seller, deems reasonably necessary to enforce the sold Contract, including bringing suit in the Purchaser's name.

     Section 6.3   Waivers.  No failure or delay on the part of the Purchaser
                   -------
or any assignee thereof, in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or future exercise thereof or the exercise of any other power, right or remedy.

                                  ARTICLE VII

                                 MISCELLANEOUS
                                 -------------

     Section 7.1   Liability of the Seller.  The Seller shall be liable in
                   -----------------------
accordance herewith only to the extent of the obligations in this Agreement specifically undertaken by the Seller and its representations and warranties hereunder.

     Section 7.2   Merger or Consolidation of the Seller or the Purchaser.  Any
                   ------------------------------------------------------
corporation or other entity (i) into which the Seller or the Purchaser may be merged or consolidated, (ii) resulting from any merger or consolidation to which the Seller or the Purchaser is a party or (iii) succeeding to the business of the Seller or the Purchaser (in the case of the Purchaser, which corporation has a certificate of incorporation containing provisions relating to limitations on business and other matters substantively identical to those contained in the Purchaser's certificate of incorporation), provided that in any of the foregoing cases such corporation shall execute an agreement of assumption to perform every obligation of the Seller or the Purchaser, as the case may be, under this Agreement and, whether or not such assumption agreement is executed, shall be the successor to the Seller or the Purchaser, as the case may be, hereunder (without relieving the Seller or the Purchaser of its responsibilities hereunder, if it survives such merger or consolidation) without the execution or filing of any document or any further act by any of the parties to this Agreement.

     Notwithstanding the foregoing, neither the Seller nor the Purchaser shall merge or consolidate with any other Person or permit any other Person to become the successor to the Purchaser's business without the prior written consent of the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer. The Seller or the Purchaser shall promptly inform the other party, the Collateral Agent, the Backup Servicer, the Lender and the Insurer of such merger, consolidation or purchase and assumption. Notwithstanding the foregoing, as a condition to the consummation of the transactions referred to in clauses (i), (ii)
and (iii) above, (x) immediately after giving effect to such transaction, no representation or warranty made pursuant to Sections 4.1 or 4.2 or covenant made
                                            ------------    ---
pursuant to Section 4.3, shall have been breached in any material respect (for
            -----------
purposes hereof, such representations and warranties shall speak as of the date of the consummation of such transaction), (y) the Seller or the Purchaser, as applicable, shall have delivered to Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger or succession and such agreement of assumption comply with this Section 7.2 and that all
                                                  -----------
conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with, and (z) the Seller or the Purchaser, as applicable, shall have delivered to the Lender and, provided that no Insurer Default shall have occurred and be continuing, the Insurer an Opinion of Counsel, stating, in the opinion of such counsel, either (A) all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary to preserve and protect the security interest of the Lender in the sold Contracts and the other Collateral related thereto and reciting the details of the filings or (B) no such action shall be necessary to preserve and protect such interest.

     Section 7.3   Limitation on Liability of the Seller and Others.  The
                   ------------------------------------------------
Seller and any director, officer, employee or agent of the Seller may rely in good faith on the advice of counsel respecting any matters arising under this Agreement. The Seller shall not be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its obligations under this Agreement, the Loan Agreement or the Loan Documents to which it is a party.

     Section 7.4   Amendment.  This Agreement (including each Exhibit and
                   ---------
Schedule hereto other than Schedule A) may be amended by the Seller and the Purchaser only with the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

     Section 7.5   Notices.  All demands, notices and communications to the
                   -------
Seller or the Purchaser hereunder shall be in writing, personally delivered, or sent by telecopier (subsequently confirmed in writing), reputable overnight courier or mailed by certified mail, return receipt requested, and shall be deemed to have been given upon receipt (a) in the case of the Seller at the following address: 5425 Robin Hood Rd., Suite 101-B, Norfolk, VA 23513,
Attention: Ronald G. Tray, Facsimile No.: (757) 858-4093 or such other address as shall be designated by the Seller in a written notice delivered to the Purchaser and (b) in the case of the Purchaser at the following address: 5425 Robin Hood Rd., Suite 101-B, Norfolk, VA 23513, Attention: Ronald G. Tray, Facsimile No.: (757) 858-4093 or such other address as shall be designated by a party in a written notice delivered to the other party.

     Section 7.6   Merger and Integration.  Except as specifically stated
                   ----------------------
otherwise herein, this Agreement, the Loan Agreement and the other Loan Documents set forth the entire understanding of the parties relating to the subject matter hereof and thereof, and all prior understandings, written or oral, are superseded by this Agreement, the Loan Agreement and the Loan Documents. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

     Section 7.7   Severability of Provisions.  If any one or more of the
                   --------------------------
covenants, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, provisions or terms shall be deemed severable from the remaining covenants, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 7.8   Intention of the Parties.  The execution and delivery of
                   ------------------------
this Agreement shall constitute an acknowledgment by the Seller and the Purchaser that they intend that each assignment and transfer herein contemplated constitutes a sale and assignment outright, and not for security, of the sold Contracts and the other Collateral related thereto conveying good title thereto free and clear of any liens, from the Seller to the Purchaser, and that the sold Contracts and the other Collateral related thereto shall not be a part of the Seller's estate in the event of the bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding, or other proceeding under any federal or state bankruptcy or similar law, or the occurrence of another similar event, of, or with respect to, the Seller. In the event that any or all such assignments and transfers are determined to be made as security for a loan made by the Purchaser to the Seller (or are otherwise determined not to be sales and assignments outright or contributions of capital), the parties intend that the Seller shall have granted to the Purchaser a security interest in all right, title and interest in and to the sold Contracts and the other Collateral conveyed pursuant to Section 2.1, and that this Agreement shall constitute a
                     -----------
security agreement under applicable law.

     Section 7.9   Governing Law.  THIS AGREEMENT SHALL,  IN ACCORDANCE WITH
                   -------------
SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF.

     Section 7.10  Counterparts.  For the purpose of facilitating the execution
                   ------------
of this Agreement and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and all of which counterparts shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

     Section 7.11  Nonpetition Covenant.  Until one year and one day after the
                   --------------------
latest Advance by the Lender and all other Secured Obligations under the Loan Agreement shall be repaid in full, the Seller shall not petition or otherwise invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Purchaser under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Purchaser or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Purchaser.

     Section 7.12  Binding Effect; Assignability.
                   -----------------------------

     (a) This Agreement shall be binding upon and inure to the benefit of the Seller, the Purchaser and their respective successors and assigns; provided,
                                                                   --------
however, that the Seller may not assign its rights or obligations hereunder or
-------
any interest herein without the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer. The Purchaser may assign all of its rights hereunder to an assignee, and such assignee shall have all rights of the Purchaser under this Agreement (as if such assignee were the Purchaser hereunder); provided, however, that any such
                                        --------  -------
assignment shall require the prior written consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer.

     (b) This Agreement shall create and constitute the continuing obligation of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, when all of the sold Contracts are collected in full; provided, however, that rights and remedies with respect to any breach
         --------  -------
of any representation and warranty made by the Seller pursuant to Article IV hereof and the provisions of Article V and Section 7.11 shall be continuing and
                                           ------------
shall survive any termination of this Agreement.

     Section 7.13  No Proceedings.   Each of the Seller and the Purchaser
                   --------------
agrees not to institute against, or join any other person in instituting against, the Lender any bankruptcy, reorganization, arrangement, insolvency, liquidation or similar proceeding for one year and a day after the amounts owing under this Agreement and all other credit agreements executed by the Lender have been paid in full.

     Section 7.14  Conflicting Directives of Lender and Insurer. With respect
                   --------------------------------------------
to any instruction, declaration, consent or other direction to be given by the Lender and the Insurer under this Agreement, if the respective instructions, declarations, consents or other directions of the Lender and the Insurer conflict with one another, then, so long as no Insurer Default shall have occurred and be continuing, the instruction, declaration, consent or other direction of the Insurer shall be determinative; provided, that, if any Insurer
                                                 --------
Default shall have occurred and be continuing, the instruction, declaration, consent or other direction of the Lender shall be determinative.

     Section 7.15  Third Party Beneficiaries.  Each of the parties hereto
                   -------------------------
hereby acknowledges that the Purchaser intends to assign all of its rights and benefits, but none of its obligations or burdens, under this Agreement to the Lender and the Seller hereby consents to such assignment. Each of the Insurer and the Lender shall be a third party beneficiary of, and shall be entitled to enforce the Purchaser's rights and remedies under, this Agreement to the same extent as if it were a party hereto. The Hedge Counterparty shall also be an intended third-party beneficiary of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.

                              THE FINANCE COMPANY,

                              as Seller

                              By:_______________________________
                                 Name:
                                 Title:

                              TFC WAREHOUSE CORPORATION I,
                              as Purchaser

                              By:_______________________________
                                 Name:
                                 Title:

                    [Signature Page to Purchase Agreement]

                                                                       EXHIBIT A

                              FORM OF ASSIGNMENT

     ASSIGNMENT, dated as of ___________ between The Finance Company (the "Seller") and TFC Warehouse Corporation I (the "Purchaser").

     1. We refer to the Purchase Agreement (the "Purchase Agreement") dated as of June 28, 2001 between the Seller and the Purchaser. All provisions of the Purchase Agreement are incorporated herein by reference. All capitalized terms used herein and not defined herein shall have the meanings set forth in the Purchase Agreement.

     2. The Seller does hereby sell, transfer, assign and otherwise convey to the Purchaser, without recourse (except to the extent specifically provided in the Purchase Agreement), and the Purchaser hereby purchases, all right, title and interest of Seller in and to the sold Contracts identified on Annex A hereto and the other Collateral related thereto (including, without limitation, the Seller's security interest in each Financed Vehicle related to each such sold Contract) pursuant to the Purchase Agreement.

     3. The Seller does hereby represent and warrant that the sold Contracts identified in Annex A hereto are Eligible Contracts.

     4. The Seller does hereby remake the representations and warranties set forth in Section 4.1 of the Purchase Agreement with full force and effect as if the same were made as of the date hereof and fully set forth herein.

     IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                              THE FINANCE COMPANY,
                              as Seller

                              By:_______________________________
                                 Name:
                                 Title:

                              TFC WAREHOUSE CORPORATION I,
                              as Purchaser

                              By:_______________________________
                                 Name:
                                 Title:


                                   Exh. A-1

                                    ANNEX A
                                (TO ASSIGNMENT)


                                   Exh. A-2

                                                                      SCHEDULE A

                             SCHEDULE OF CONTRACTS


                                   Sch. A-1

                                                                      SCHEDULE B


         REPRESENTATIONS AND WARRANTIES OF THE SELLER WITH RESPECT TO
            CONTRACTS NOTED AS ELIGIBLE CONTRACTS ON ANY ASSIGNMENT
            -------------------------------------------------------

     The following representations and warranties are made with respect to only the Contracts which are designated as being Eligible Contracts on an Assignment delivered by the Seller to the Purchaser.

          1.   Characteristics of Contracts. Each Contract (A) was originated
               ----------------------------
     pursuant to either the Military Finance Program or the Auto Centers Program by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business in accordance with the Underwriting Guidelines (which policies shall not be amended thereafter without the consent of the Lender and, so long as no Insurer Default shall have occurred and be continuing, the Insurer, such consent not to be unreasonably withheld), and such Dealer had all necessary licenses and permits to originate Contracts in the state where such Dealer was located, was fully and properly executed by the parties thereto, was purchased by TFC from such Dealer under an existing Dealer Agreement or pursuant to a Dealer Assignment, was validly assigned by such Dealer to TFC pursuant to the Dealer Agreement or the Dealer Assignment, was validly assigned by TFC to the Borrower pursuant to the Purchase Agreement, and was validly pledged by the Borrower to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, pursuant to the Loan Agreement, (B) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security, (C) is a Contract which provides for level Scheduled Contract Payments (provided that the payment in the first monthly collection period and the payment in the final monthly collection period of the Contract may be minimally different from the normal period and level payment) which, if made when due, shall fully amortize the Amount Financed over the original term, (D) provides for, in the event that the related Contract is prepaid, a prepayment that fully pays the Principal Balance of such related Contract and includes accrued but unpaid interest through the date of prepayment in an amount at least equal to the Annual Percentage Rate, (E) has not been amended or rewritten, or collections with respect to which deferred or waived, other than as expressly permitted pursuant to clause (J) below and as evidenced in the Contract Documents relating thereto, (F) has an original term of eleven (11) to sixty (60) months, (G) that has been acquired by TFC and, on the related Funding Date for such Contract, is not a Delinquent Contract and, on such date or at any time thereafter, is not an Over-60 Contract, a Repossessed Contract or a Liquidated Contract, and the related Obligor does not have other Contracts owing to TFC that are Delinquent Contracts, Over-60 Contracts, Repossessed Contracts or Liquidated Contracts, (H) has an Annual Percentage Rate of not less than 9.9%, (I) has a remaining Principal Balance of not more than $25,000, (J) has not been extended beyond its original term, except in keeping with TFC's Deferment Policy, a copy of which is attached as Exhibit S hereto, which allows for up to two, one-month deferments in any twelve month period not to exceed up to four, one-month deferments over the life of a monthly-pay contract, (K) was purchased through an Approved Dealer,
     (L) is due from a U.S. citizen in the case of a Contract that was

                                   Sch. B-1
     originated pursuant to the Military Finance Program and a U.S. resident in the case of a Contract that was originated pursuant to the Auto Centers Program and is denominated in U.S. dollars, (M) is secured by a Financed Vehicle and a valid first priority perfected security interest is in effect with respect to such Financed Vehicle, (N) is owned solely by the Borrower free and clear of any lien, claim, or other encumbrance, excluding liens that will be released no later than the applicable Funding Date, (O) with respect to the related security interest in the related Financed Vehicle is perfected and with clear legal right of repossession, (P) was secured by a vehicle with Total Loss Protection coverage or covered by an Insurance Policy, and naming TFC and its assigns as loss payee on the date the loan was purchased from an Approved Dealer by TFC, (Q) meets, in all material respects, all applicable requirements of federal, state, and local laws and regulations, (R) is not subject to any right of setoff by the Obligor, (S) will be clearly marked in the books and records of TFC and the Borrower, as applicable, as being sold to the Borrower, and pledged by the Borrower to the Collateral Agent, (T) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) originated by any one Dealer to exceed 10% (it being understood that commonly owned dealerships shall be considered as one Dealer for the purposes of such calculation), (U) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) with Obligors located in any one State to exceed 30%, (V) will not, as a result of the addition of such Contract to the pool of Eligible Contracts, cause the percentage of Eligible Contracts (by Aggregate Principal Balance as of any date of determination) that were originated pursuant to the Auto Centers Program to exceed 30% of the Aggregate Principal Balance of all Eligible Contracts, and (W) was originated on an applicable Form of Contract.

          2.  No Fraud or Misrepresentation. Each Contract (A) was originated by
              -----------------------------
     a Dealer, (B) was sold by the Dealer to TFC, (C) was sold by TFC to the Borrower and (D) was pledged by the Borrower to the Collateral Agent without any fraud or misrepresentation in any case.

          3.  Compliance with Law. All requirements of applicable federal, state
              -------------------
     and local laws, and regulations thereunder (including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Moss-Magnuson Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Soldiers' and
                                                   -       -
     Sailors' Civil Relief Act of 1940, as amended, each applicable state Motor Vehicle Retail Installment Sales Act, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of the Contracts, the Financed Vehicles and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts, have been complied with in all material respects by TFC and the Borrower, as applicable, and each Contract, the sale of the Financed Vehicle evidenced by each Contract and the sale of any physical damage, credit life and credit accident and health insurance and any extended service contracts

                                   Sch. B-2
     complied at the time it was originated or made in all material respects and now complies in all material respects with all applicable legal and regulatory requirements.

          4.  Binding Obligation. Each Contract represents the genuine, legal,
              ------------------
     valid and binding payment obligation of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except (A) as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law and (B) as such Contract may be modified by the application after the applicable Funding Date of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended; and all parties to each Contract had full legal capacity to execute and deliver such Contract and all other documents related thereto and to grant the security interest purported to be granted thereby.

          5.  No Government, Corporate or Fleet Obligor. No Contract is due from
              -----------------------------------------
     the United States of America or any state or from any agency, department or instrumentality of the United States of America or any state. All of the Contracts are due from Obligors who are natural persons or, if any Obligor is not a natural person, (a) such entity is an obligor with respect to five or fewer financed vehicles and (b) the related Contract or Contracts have the benefit of the personal guaranty of a natural person or persons. No Contract has been included in a "fleet" sale (i.e., a sale to any single
                                                   ---
     Obligor of more than five Financed Vehicles).

          6.  Obligor Bankruptcy. At the applicable Funding Date, no Obligor had
              ------------------
     been the subject of a current bankruptcy proceeding.

          7.  Contract Schedule. The information set forth in each Contract
              -----------------
     Schedule has been produced from the Electronic Ledger and was true and correct in all material respects, with respect to each Contract, as of the close of business on the Funding Date of such Contract.

          8.  Marking Records. By the Funding Date with respect to each
              ---------------
     Contract, TFC will have caused the portions of the Electronic Ledger relating to such Contract to be clearly and unambiguously identified to show that such Contract has been sold to the Borrower by TFC pursuant to the Purchase Agreement and pledged by the Borrower to the Collateral Agent in accordance with the terms of the Loan Agreement.

          9.  Adverse Selection. No selection procedures adverse to the Lender,
              -----------------
     the Hedge Counterparty or the Insurer were utilized in selecting the Contracts from those contracts owned by TFC or the Borrower.

          10. Chattel Paper. The Contracts constitute chattel paper within the
              -------------
     meaning of the UCC as in effect in the State of New York, Delaware, Virginia and Minnesota.

          11. One Original. There is only one original executed copy of each
              ------------
     Contract.

                                   Sch. B-3

          12. Contract Files Complete. There exists a Contract File pertaining
              -----------------------
     to each Contract and such Contract File contains the related Contract Documents including, without limitation, (a) a fully executed original of the Contract and (b) no later than 120 days after the Funding Date for such Contract, the original Lien Certificate for such Contract. Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces. All blanks on any form described in clauses (a) and (b) above have been properly filled in and each form has otherwise been correctly prepared. Notwithstanding the above, a copy of the complete Contract File for each Contract, which fulfills the documentation requirements of the Underwriting Guidelines as in effect at the time of purchase has been delivered to the Collateral Agent by TFC, on behalf of the Borrower by the related Funding Date.

          13. Contracts in Force. No Contract has been satisfied, subordinated
              ------------------
     or rescinded, and the Financed Vehicle securing each such Contract has not been released from the lien of the related Contract in whole or in part. No terms of any Contract have been waived, altered or modified in any respect since its origination, except as expressly permitted pursuant to paragraph 1(J) above by instruments or documents identified in the Contract File. No Contract has been modified as a result of application of the Soldiers' and Sailors' Civil Relief Act of 1940, as amended.

          14. Lawful Assignment. No Contract was originated in, or is subject to
              -----------------
     the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Contract under the Purchase Agreement or the pledge thereof pursuant to this Loan Agreement or pursuant to transfers of the Note. The Borrower has not entered into any agreement with any account debtor that prohibits, restricts or conditions the assignment of any portion of the Contracts.

          15. Good Title. No Contract has been sold, transferred, assigned or
              ----------
     pledged by TFC to any Person other than the Borrower; immediately prior to the conveyance of the Contracts to the Borrower pursuant to the Purchase Agreement, TFC was the sole owner thereof and had good and indefeasible title thereto, free of any Lien; provided, however, that, with respect to
                                      --------  -------
     each Previously Financed Contract subject to a Lien in favor of an Other Lender, such Lien shall be released by such Other Lender simultaneously with the conveyance of such Contract to the Borrower pursuant to the Purchase Agreement. Upon execution and delivery of the applicable Assignment by TFC, the Borrower shall have good and indefeasible title to and will be the sole owner of such Contracts, free of any Lien, other than the Lien of the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer. No Dealer has a participation in, or other right to receive, proceeds of any Contract. TFC has not taken any action to convey any right to any Person that would result in such Person having a right to payments received under the related Insurance Policies or the related Dealer Agreements or Dealer Assignments or to payments due under such Contracts.

          16. Security Interest in Financed Vehicle. Each Contract creates or
              -------------------------------------
     will create a valid, binding and enforceable first priority security interest in favor of TFC in the Financed Vehicle. The Lien Certificate and original certificate of title for each Financed Vehicle show, or if a new or replacement Lien Certificate is being applied for with

                                   Sch. B-4
     respect to such Financed Vehicle the Lien Certificate will be received within 120 days of the applicable Funding Date, and will show TFC named as the original secured party under each Contract as the holder of a first priority security interest in such Financed Vehicle. With respect to each Contract for which the Lien Certificate has not yet been returned from the Registrar of Titles, TFC has received written evidence from the related Dealer that such Lien Certificate showing TFC or the Collateral Agent as first lienholder has been applied for and (i) TFC's security interest has been validly assigned to the Borrower pursuant to the Purchase Agreement and (ii) the Borrower's security interest has been validly pledged to the Collateral Agent pursuant to the Loan Agreement. Immediately after the sale, transfer and assignment thereof by TFC to the Borrower, each Contract will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Borrower as secured party, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the applicable Funding Date). Immediately after the pledge of a security interest therein by the Borrower to the Collateral Agent, for the benefit of the Lender, the Hedge Counterparty and the Insurer, each Contract will be secured by an enforceable and perfected first priority security interest in the Financed Vehicle in favor of the Collateral Agent as secured party, for the benefit of the Lender, the Hedge Counterparty and the Collateral Agent, which security interest is prior to all other Liens upon and security interests in such Financed Vehicle which now exist or may hereafter arise or be created (except, as to priority, for any lien for taxes, labor or materials affecting a Financed Vehicle arising subsequent to the applicable Funding
     Date). As of the applicable Funding Date, there were no Liens or claims for taxes, work, labor or materials affecting a Financed Vehicle which are or may be Liens prior or equal to the Liens of the related Contract.

          17. All Filings Made. All filings (including UCC filings) required to
              ----------------
     be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Collateral Agent a first priority perfected security interest in the Contracts and the proceeds thereof and the other Collateral have been made, taken or performed.

          18. No Impairment. Neither TFC nor the Borrower has done anything to
              -------------
     convey any right to any Person that would result in such Person having a right to payments due under the Contract or otherwise to impair the rights of the Lender, the Hedge Counterparty or the Insurer in any Contract or the proceeds thereof.

          19. Contract Not Assumable. No Contract is assumable by another Person
              ----------------------
     in a manner which would release the Obligor thereof from such Obligor's obligations to the Borrower with respect to such Contract.

          20. No Default. As of the applicable Funding Date, no Contract was in
              ----------
     default and no condition existed or event occurred that constituted a default, breach, violation or event permitting acceleration under the terms of any Contract, and no continuing condition that with notice or the lapse of time would constitute a default, breach, violation or event permitting acceleration under the terms of any Contract has arisen, and


                                   Sch. B-5
     there has been no waiver of any of the foregoing. As of the applicable Funding Date, no Financed Vehicle had been repossessed.

          21. No Defenses. As of the applicable Funding Date, no right of
              -----------
     rescission, setoff, counterclaim or defense has been asserted or threatened with respect to any Contract.

          22. Insurance. At the time of origination of each Contract, the
              ---------
     related Financed Vehicle was covered by an Insurance Policy which was (i) in an amount at least equal to the lesser of, excluding any deductible, (a) its maximum insurable value or (b) the principal amount due from the Obligor under the related Contract, (ii) naming TFC and its successors and assigns as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by either a physical loss and damage Insurance Policy or the combination of TFC's Total Loss Protection and GAP coverage. No Financed Vehicle is insured under a policy of force-placed insurance on the applicable Funding Date.

          23. Certain Characteristics of Contracts. (i) No Contract was more
              ------------------------------------
     than 30 days past due as of the applicable Funding Date; (ii) no funds have been advanced by TFC, the Borrower, the Servicer, any Dealer, or anyone acting on behalf of any of them in order to cause any Contract to qualify under subclause (i) of this clause 23; (iii) the Principal Balance of each Contract set forth in the related Contract Schedule is true and correct as of the applicable Funding Date.

          24. Allotment Processor. As of the Closing Date, Fort Knox National
              -------------------
     Bank ("FKNB") has been directed by TFC, and evidence of FKNB's
            ----
     acknowledgment has been received to directly transfer to the Collection Account all amounts received by it in respect of the Contracts pursuant to TFC's allotment processor program.

          25. No Bulk Product.  None of the Contracts constitute Bulk Product.
              ---------------

          26. No Civilian Finance Contracts. None of the Contracts were
              -----------------------------
     originated under the Civilian Finance Program.

                                   Sch. B-6

                                                                      SCHEDULE C
                             TRADE NAMES OF SELLER
                             ---------------------

Old Dominion Acceptance
Old Dominion Acceptance, Inc.

(used in the conduct of TFC's business in the following States: Alaska, Arizona, California, Minnesota, Nebraska, Nevada, New Hampshire, New Mexico, New York, Oklahoma, Pennsylvania, Texas and Washington)

                                   Sch. C-1